UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 25, 2022
ACACIA RESEARCH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-37721	95-4405754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

767 Third Avenue,
6th Floor
New York,
NY	10017
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (949) 480-8300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ACTG	The Nasdaq Stock Market, LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).      Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Kirsten Hoover as Principal Accounting Officer

On April 25, 2022, the board of directors of Acacia Research Corporation (the “Company”) appointed Ms. Kirsten Hoover as its principal accounting officer (“PAO”).

Ms. Hoover, age 43, rejoined the Company as its Controller in October 2021. Prior to rejoining the Company, Ms. Hoover served as the Senior Manager of Financial Reporting at Veritone Inc. (Nasdaq: VERI) (“Veritone”) from December 2019 through October 2021. In June 2021, Ms. Hoover joined Mariners Elementary School Foundation as its Treasurer, and she continues to serve the foundation as a director. Prior to joining Veritone, Ms. Hoover previously served the Company from 2002 through 2019, initially as the Company’s Senior Staff Accountant from 2002 through 2004, and as Controller from 2004 through 2019. Ms. Hoover began her career in the Audit and Assurance practice with Deloitte. Ms. Hoover holds a B.A. in Economics from the University of California, Santa Barbara.

In connection with Ms. Hoover’s appointment as PAO, Ms. Hoover will enter into Acacia’s standard form of indemnification agreement for executive officers, a copy of which was filed as Exhibit 10.1 to Acacia’s Annual Report on Form 10-K for the year ended December 31, 2019 filed with the Securities Exchange Commission on March 16, 2020 (the “Form of Indemnification Agreement”). Pursuant to the terms of Form of Indemnification Agreement, Acacia may be required, among other things, to indemnify Ms. Hoover for some expenses, including reasonable attorneys’ fees, incurred by her in any action or proceeding arising out of her service as one of our officers.

Ms. Hoover has no family relationships with any director, executive officer, or other person the Company has nominated or chosen to become a director or executive officer. There are no arrangements or understandings between Ms. Hoover and any other person pursuant to which Ms. Hoover was appointed as PAO. Additionally, there are no transactions involving Ms. Hoover that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 29, 2022
ACACIA RESEARCH CORPORATION

	By:	/s/ Clifford Press
	Name:	Clifford Press
	Title:	President and Chief Executive Officer